UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

Killbuck Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Ohio	000-24147	34-1700284
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

165 North Main Street

Killbuck, Ohio 44637

(Address of principal executive offices)

Registrant’s telephone number, including area code: (330) 276-2771

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.	Other Events.

On December 15, 2009, the Company mailed a letter to shareholders discussing the Company’s unaudited financial condition and results of operation for the eleven month period ended November 30, 2009. A copy of the letter is furnished herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed herewith and/or are incorporated herein by reference.

(a) Not Applicable

(b) Not Applicable

(c) Not Applicable

(d) Exhibits. The following exhibit is included with this current report on Form 8-K:

Exhibit No.	Exhibit Description

99.1	Letter to Shareholders of Killbuck Bancshares, Inc. dated December 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Killbuck Bancshares, Inc.

Date: December 15, 2009	By:	/S/ LUTHER E. PROPER
Luther E. Proper, President and Chief Executive Officer